THIS INSTRUMENT PREPARED BY:
John M. Baird
WHITE & REASOR
3305 West End Avenue
Nashville, Tennessee  37203

RETURN TO:
Joseph . Barker
FARRIS, WARFIELD & KANADAY
SunTrust Center
424 Church Street, Suite 1900
Nashville, Tennessee  37219-2327

                            SPECIAL WARRANTY DEED

     FOR AND IN CONSIDERATION OF the sum of TEN and NO/100 DOLLARS ($10.00), and other good and valuable consideration, the receipt of which is hereby acknowledged, NATIONAL PROPERTY INVESTORS II, a California limited partnership qualified to do business in the State of Florida as NATIONAL PROPERTY INVESTORS II, LTD., hereinafter called "Grantor", has this day bargained and sold, and does hereby transfer and convey unto SUGAR MILL, LIMITED PARTNERSHIP, a Tennessee limited partnership authorized to do business in the State of Florida whose address is 511 Union Street, Suite 2350, Nashville, Tennessee N 37219, hereinafter called "Grantee", its successors and assigns, certain real estate in Brevard County, Florida, described as follows:

     A parcel of land lying in Section 10, Township 28 South, Range 37
     East, Brevard County, Florida, more particularly described as follows:
     Commence at the West 1/4 corner of said Section 10; thence run S 88E48'48" E for a distance of 50.00 feet to a point, said point lying on the East right-of-way line of Babcock St. (a 100 foot right-of-way), thence run S 0E19'00" W along said right-of-way a distance of
     628.10 feet to the Point of Beginning of the following described parcel of land; thence run S 88E48'48" E a distance of 825.08 feet; thence run S 0E19'00" W a distance of 622.00 feet; thence run N 88E48'48" W a distance of 425.04 feet; thence run N 88E55'47" W a distance of 400.03 feet to a point, said point lying on the aforesaid East right-of-way line of "Babcock Street"; thence run N 0E19'00" E along said East right-of-way a distance of 622.81 feet to the Point of Beginning, containing 11.784 acres more or less.

     Together with reversionary rights of the Grantor contained in Easement of record in Official Records Book 2304, page 1011, Brevard County, Florida.

     This is improved property known as Sugar Mill Apartments, 3151 Babcock Street, Melbourne, Brevard County, Florida. The Parcel Identification Numbers for the property is 28-37-10-00-510.

     TO HAVE AND TO HOLD said real estate, with the appurtenances, estate, title and interest thereto belonging, to the said Grantee, its successors and assigns, forever.

     Grantor further covenants that it is seized and possessed of said real estate in fee simple and has the good right and lawful authority to sell and convey it, and binds itself, its successors and assigns, to warrant and forever defend the title to said real estate to said Grantee, its successors and assigns, against the lawful claims of all persons claiming by, through or under Grantor, but not otherwise; provided, however, that this conveyance is also subject to the following:

      1.  1996 taxes which have been prorated and assumed by Grantee;

      2. Right-of-way easement from Condev Corporation to Southern Bell Telephone and Telegraph Company dated January 30, 1974, recorded February 8, 1974, in Official Records Book 1417, page 585, Brevard County, Florida;

      3. Easement from National Property Investors II (Ltd.) to Brevard County, Florida, dated May 4, 1981, recorded June 4, 1981, in Official Records Book 2304, page 1011, Brevard County, Florida; and

      4.  Rights of parties in possession pursuant to unrecorded leases.


     IN WITNESS WHEREOF, the Grantor has executed this instrument to be effective as of the 20th day of November, 1996.

                              "GRANTOR"

WITNESSES:                    NATIONAL PROPERTY INVESTORS II, a
                              California limited partnership
/s/ John L. Snedigar               qualified to do business in the
    John L. Snedigar               State of Florida as NATIONAL
Typed or Printed Name         PROPERTY INVESTORS II, LTD.

                              By: NPI EQUITY INVESTMENTS, INC.,
/s/ Tammy E. Maddox           a Florida corporation,
    Tammy E. Maddox           general partner
Typed or Printed Name

                              By: /s/ William H. Jarrard, Jr.
                              Print Name: William H. Jarrard, Jr.
                              Title: President
                              Address:  One Insignia
                                        Financial Plaza
                                        Greenville, SC 29602
STATE OF SOUTH CAROLINA
COUNTY OF Greenville

          The foregoing instrument was acknowledged before me this 20th day of November, 1996, by William H. Jarrard, Jr., as President, of NPI Equity Investments, Inc., a Florida corporation, on behalf of National Property Investors II, a California limited partnership doing business in the State of Florida as National Property Investors II, Ltd. Said person is personally known to me and took an oath.


                              /s/ Jennifer Hester
                              Notary Public
                              Jennifer Hester
                              Name of Notary Public Typed,
                              Printed or Stamped, as commissioned
                              with serial number, if any.
My Commission Expires:
Jennifer Hester - 3/12/2001